UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 20, 2015

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Middlesex Water Company held its Annual Meeting of Shareholders on Tuesday, May 19, 2015. The following director was re-elected to the board to serve a term of office of three years: Dennis W. Doll. The certified results of the matters voted upon at the meeting, which are more fully described in our Company’s April 7, 2015 proxy statement, are as follows:

Description of Matters Submitted

Proposal No. 1

Election of Directors	For	Against	Withheld

Dennis W. Doll	8,170,658	0	380,117

Description of Matters Submitted

Proposal No. 2

Ratification of the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015

For	Against	Abstain

13,503,104	79,728	117,931

Description of Matters Submitted

Proposal No. 3

To approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain

7,695,679	720,145	134,951

Item 8.01	Other Events

On May 19, 2015, Middlesex Water Company held its 2015 Annual Meeting of Shareholders at its company headquarters in Iselin, New Jersey. Announcement of voting results at which shareholders elected a slate of one director, ratified the Audit Committee’s appointment of Baker Tilly Virchow Krause LLP as the independent registered public accounting firm for 2015 and approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers, is described above.

Management’s presentation at the Annual Meeting of Shareholders is available in the Investor Relations section of the company’s website www.middlesexwater.com under News & Market Data/Presentations and Interviews. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

News Release

On May 20, 2015, the Company issued a press release describing the voting results of shareholders at the Annual Meeting, the election of directors, the ratification by shareholders of the appointment of Baker Tilly Virchow Krause LLP as the Company’s independent auditors for the year ending December 31, 2015, and approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers. A copy of the Company’s press release dated May 20, 2015 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders May 19, 2015

99.2	Company press release dated May 20, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/ A. Bruce O’Connor
A. Bruce O’Connor
Vice President, Treasurer and Chief Financial Officer

Dated: May 20, 2015